EVERCORE WEALTH MANAGEMENT MACRO OPPORTUNITY FUND (the “Fund”)
a series of The Wall Street EWM Funds Trust (the “Trust”)

Supplement dated January 7, 2013
to the
Prospectus dated April 30, 2012

On January 4, 2013, the Board of Trustees of the Trust (the “Board”), approved a plan to liquidate and terminate the Fund upon the recommendation of Evercore Wealth Management, LLC (the “Adviser”), the Fund’s investment adviser.  Due to the anticipated redemption of substantially all assets of the Fund, the Adviser does not believe that it can continue to conduct the Fund’s business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on February 14, 2013.  No shareholder approval is required to liquidate the Fund.

In anticipation of the proposed liquidation, the Fund will stop accepting purchases into the Fund on January 7, 2013.  After such date, the Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objective.  On or about February 14, 2013 (the “Liquidation Date”), the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares.  These distributions are taxable events.  Upon the earlier of the redemption of all outstanding shares or the distribution of cash after the Liquidation Date, the Fund will terminate.

Please note that you may redeem your Fund shares at any time prior to the Liquidation Date.   No sales charges, redemption or termination fees will be imposed in connection with such redemptions.  In general, redemptions are taxable events.

If you own shares of any of the Fund in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

The Adviser will bear all of the expenses incurred in carrying out the plan to liquidate and terminate the Fund.

Shareholder inquiries should be directed to the Fund at 1-800-443-4693.

Please retain this Supplement with your Prospectus for reference.